EXHIBIT 32(ii)

                                THE STANLEY WORKS

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Stanley Works (the "Company") on Form 10-Q/A for the period ending June 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James M. Loree, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ James M. Loree
---------------------------
James M. Loree
Executive Vice President
and Chief Financial Officer
August 25, 2003